Exhibit 99.1

Terminix Global Holdings, Inc.

(f/k/a ServiceMaster Global Holdings, Inc.)

Unaudited Pro Forma Condensed Consolidated Financial Statements

Overview and Basis of Presentation

On October 1, 2020, Terminix Global Holdings, Inc., a Delaware corporation formerly known as ServiceMaster Global Holdings, Inc. (“Terminix,” “we” or the “Company”), completed the previously announced sale of its ServiceMaster Brands segment, as well as certain commercial loan assets of the ServiceMaster Acceptance Company Limited Partnership and the ServiceMaster trade name (collectively, “ServiceMaster Brands”) to RW Purchaser LLC (“Purchaser”), an affiliate of investment funds managed by Roark Capital Management LLC (“Roark Capital”), for $1.553 billion in cash, subject to certain adjustments for indebtedness, cash and working capital of ServiceMaster Brands at the closing of the transaction (the “Transaction”).

On January 21, 2020, the Company announced that the Board of Directors of the Company decided to explore strategic alternatives to divest ServiceMaster Brands. At that time, the Company determined that ServiceMaster Brands met the discontinued operations and held for sale criteria, as prescribed by ASC 360-10-45-9. As such, the assets and liabilities of ServiceMaster Brands were presented as Assets held for sale and Liabilities held for sale in the Company’s Condensed Consolidated Statements of Financial Position as of June 30, 2020 and December 31, 2019, and as Net earnings from discontinued operations in the Company’s Condensed Consolidated Statements of Operations and Comprehensive Income for the six months ended June 30, 2020, in the Company’s Form 10-Q for the six months ended June 30, 2020 that has been filed with the Securities and Exchange Commission (“SEC”).

The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2020, and for the years ended December 31, 2019, 2018 and 2017 (collectively, the “Statements”) give effect to discontinued operations as if the Transaction occurred on January 1, 2017, and pro forma adjustments as if the Transaction occurred on January 1, 2019. The Statements have been derived from, and should be read in conjunction with, the audited consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2020, that have been filed with the SEC. The Unaudited Pro Forma Condensed Consolidated Statement of Financial Position as of June 30, 2020, gives effect to the Transaction as if the Transaction occurred on June 30, 2020.

The following Unaudited Pro Forma Condensed Consolidated Financial Statements are provided for illustrative purposes only and do not reflect what the Company’s results of operations or financial position would have been had the Transaction been completed on the dates assumed and are not necessarily indicative of the Company’s future results of operations or financial position.

The Company believes that the discontinued operations adjustments included within the “Discontinued Operations” column of the Unaudited Pro Forma Condensed Consolidated Financial Statements are consistent with the guidance for discontinued operations under GAAP. The pro forma financial statements are based upon information and assumptions available at the time of the filing of this report on Form 8-K.

The Company’s historical consolidated financial statements have been adjusted in the unaudited pro forma condensed consolidated financial information to present events that are (i) directly attributable to the Transaction, (ii) factually supportable and (iii) are expected to have a continuing impact on the Company’s consolidated results following the Transaction.

The Company historically incurred the cost of certain corporate-level activities which it performed on behalf of ServiceMaster Brands. Such corporate costs include: accounting and finance, legal, human resources, information technology, insurance, operations, real estate, tax services and other costs. These costs will be transitioned to Roark Capital through a combination of (1) immediate transfers of certain activities to Roark Capital and (2) payments to the Company by Roark Capital under transition services agreements. For the respective periods ended June 30, 2020 and December 31, 2019, 2018 and 2017, the corporate-level activities historically allocated to ServiceMaster Brands that are not included within discontinued operations totaled approximately $6 million, $11 million, $11 million and $10 million, respectively. The adjustments presented in these Unaudited Pro Forma Condensed Consolidated Financial Statements do not include the impact of potential future reduced costs as a result of the transition of these services.

TERMINIX GLOBAL HOLDINGS, INC.
(f/k/a SERVICEMASTER GLOBAL HOLDINGS, INC.)
Unaudited Pro Forma Condensed Consolidated Statements of Operations
(In millions, except per share data)

	Six Months Ended June 30, 2020
	As	Pro Forma		Pro Forma
	Reported	Adjustments		Terminix
Revenue	$990	$—		$990
Cost of services rendered and products sold	577	—		577
Selling and administrative expenses	283	—		283
Amortization expense	18	—		18
Acquisition-related costs	1	—		1
Restructuring and other charges	12	—		12
Interest expense	45	(20	)(E)	25
Interest and net investment income	(1)	—		(1)
Income from Continuing Operations before Income Taxes	56	20		76
Provision for income taxes	16	5	(E)	21
Equity in earnings of joint venture	1	—		1
Income from Continuing Operations	$41	$15		$56
Basic earnings per share of common stock from continuing operations	$0.31			$0.42
Diluted earnings per share of common stock from continuing operations	$0.31			$0.42
Weighted average common shares outstanding:
Basic	133.4			133.4
Diluted	133.5			133.5

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

TERMINIX GLOBAL HOLDINGS, INC.
(f/k/a SERVICEMASTER GLOBAL HOLDINGS, INC.)
Unaudited Pro Forma Condensed Consolidated Statements of Operations
(In millions, except per share data)

	Year Ended December 31, 2019
	As	Discontinued	Pro Forma		Pro Forma
	Reported	Operations (A)	Adjustments		Terminix
Revenue	$2,077	$(258)	$—		$1,819
Cost of services rendered and products sold	1,178	(109)	—		1,069
Selling and administrative expenses	578	(51)	—		527
Amortization expense	29	(4)	—		25
Acquisition-related costs	17	—	—		16
Termite damage claim reserve adjustment	53	—	—		53
Gain on investment in frontdoor, inc.	(40)	—	—		(40)
Restructuring charges	17	(3)	—		14
Interest expense	87	—	(40	)(E)	47
Interest and net investment income	(6)	1	—		(5)
Loss on extinguishment of debt	8	—	—		8
Income from Continuing Operations before Income Taxes	156	(92)	40		104
Provision for income taxes	27	(22)	10	(E)	15
Income from Continuing Operations	$129	$(70)	$29		$89

Per Share information:
Basic earnings per share of common stock from continuing operations	$0.95				$0.65
Diluted earnings per share of common stock from continuing operations	$0.95				$0.65

Weighted average common shares outstanding:
Basic	135.8				135.8
Diluted	136.2				136.2

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

TERMINIX GLOBAL HOLDINGS, INC.
(f/k/a SERVICEMASTER GLOBAL HOLDINGS, INC.)
Unaudited Pro Forma Condensed Consolidated Statements of Operations
(In millions, except per share data)

	Year Ended December 31, 2018
	As	Discontinued	Pro Forma	Pro Forma
	Reported	Operations (A)	Adjustments	Terminix
Revenue	$1,900	$(245)	$—	$1,655
Cost of services rendered and products sold	1,041	(96)	—	944
Selling and administrative expenses	555	(54)	—	501
Amortization expense	18	(4)	—	14
Acquisition-related costs	5	(1)	—	4
Fumigation related matters	3	—	—	3
Loss on investment in frontdoor, inc.	249	—	—	249
Restructuring charges	17	(1)	—	17
Interest expense	133	—	—	133
Interest and net investment income	(5)	—	—	(6)
Loss on extinguishment of debt	10	—	—	10
Loss from Continuing Operations before Income Taxes	(126)	(88)	—	(214)
Provision for income taxes	37	(23)	—	14
Loss from Continuing Operations	$(163)	$(65)	$—	$(227)

Per Share information:
Basic earnings per share of common stock from continuing operations	$(1.20)			$(1.68)
Diluted earnings per share of common stock from continuing operations	$(1.20)			$(1.68)

Weighted average common shares outstanding:
Basic	135.5			135.5
Diluted	135.5			135.5

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

TERMINIX GLOBAL HOLDINGS, INC.
(f/k/a SERVICEMASTER GLOBAL HOLDINGS, INC.)
Unaudited Pro Forma Condensed Consolidated Statements of Operations
(In millions, except per share data)

	Year Ended December 31, 2017
	As	Discontinued	Pro Forma	Pro Forma
	Reported	Operations (A)	Adjustments	Terminix
Revenue	$1,755	$(214)	$—	$1,541
Cost of services rendered and products sold	962	(84)	—	878
Selling and administrative expenses	500	(38)	—	461
Amortization expense	18	(5)	—	14
401(k) Plan corrective contribution	(3)	—	—	(3)
Fumigation related matters	4	—	—	4
Impairment of software and other related costs	2	—	—	1
Restructuring charges	21	(1)	—	20
Interest expense	150	—	—	150
Interest and net investment income	(2)	—	—	(2)
Loss on extinguishment of debt	6	—	—	6
Income from Continuing Operations before Income Taxes	99	(86)	—	13
(Benefit) provision for income taxes	(242)	(37)	—	(279)
Income from Continuing Operations	$341	$(49)	$—	$292

Per Share information:
Basic earnings per share of common stock from continuing operations	$2.54			$2.17
Diluted earnings per share of common stock from continuing operations	$2.52			$2.15

Weighted average common shares outstanding:
Basic	134.4			134.4
Diluted	135.4			135.4

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

TERMINIX GLOBAL HOLDINGS, INC.
(f/k/a SERVICEMASTER GLOBAL HOLDINGS, INC.)
Unaudited Pro Forma Condensed Consolidated Statement of Financial Position
(In millions, except share data)

	As of June 30, 2020
		Pro Forma		Pro Forma
	As Reported	Adjustments	Note	Terminix
Assets:
Current Assets:
Cash and cash equivalents	$302	$308	(C)	$610
Receivables, less allowances of $22	205	—		205
Inventories	45	—		45
Prepaid expenses and other assets	68	—		68
Current assets held for sale	884	(879)	(B)	5
Total Current Assets	1,505	(571)		934
Other Assets:
Property and equipment, net	189	—		189
Operating lease right-of-use assets	86	—		86
Goodwill	2,103	—		2,103
Intangible assets, primarily trade names, service marks and trademarks, net	1,146	—		1,146
Restricted cash	89	—		89
Notes receivable	33	—		33
Long-term marketable securities	13	—		13
Deferred customer acquisition costs	96	—		96
Other assets	78	(4)	(B)	74
Total Assets	$5,339	$(576)		$4,763
Liabilities and Stockholders' Equity:
Current Liabilities:
Accounts payable	$115	$—		115
Accrued liabilities:
Payroll and related expenses	75	—		75
Self-insured claims and related expenses	84	—		84
Accrued interest payable	12	—		12
Other	108	—		108
Deferred revenue	112	—		112
Current portion of lease liability	18	—		18
Current portion of long-term debt	104	(1)	(B)	103
Current liabilities held for sale	54	(54)	(B)	—
Total Current Liabilities	683	(55)		628
Long-Term Debt	1,620	(802)	(B), (D)	818
Other Long-Term Liabilities:
Deferred taxes	486	(146)	(F)	340
Other long-term obligations, primarily self-insured claims	196	—		196
Long-term lease liability	103	—		103
Total Other Long-Term Liabilities	786	(146)		640
Commitments and Contingencies
Stockholders' Equity:
Common stock $0.01 par value (authorized 2,000,000,000 shares with 148,193,311 shares issued and 131,981,085 outstanding at June 30, 2020)	2	—		2
Additional paid-in capital	2,348	—		2,348
Retained Earnings	358	427	(B), (C), (F)	784
Accumulated other comprehensive loss	(40)	—		(40)
Less common stock held in treasury, at cost (16,212,226 shares at June 30, 2020)	(417)	—		(417)
Total Stockholders' Equity	2,251	427		2,678
Total Liabilities and Stockholders' Equity	$5,339	$(576)		$4,763

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(unaudited)

1. Pro forma adjustments

The following is a summary of the pro forma adjustments reflected in the Unaudited Pro Forma Condensed Consolidated Financial Statements based on preliminary estimates, which may change as additional information is obtained:

(A)	Adjustments reflect the classification of revenues and expenses attributable to ServiceMaster Brands as discontinued operations, which were included in the Company’s historical financial statements. Interest expense and corporate expenses that were not specifically related to ServiceMaster Brands have been excluded as such general corporate expenses do not meet the requirements to be presented in discontinued operations.

(B)	Adjustments reflect the elimination of the assets, liabilities and equity that were determined to be part of discontinued operations as reported in the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2020 and additional eliminations based on final negotiations with the Purchaser, subject to further post-closing adjustments pursuant to the terms of the purchase agreement.

(C)	Adjustment reflects the pro forma impact of proceeds received at the close of the transaction net of taxes paid and retirements of debt on Cash and cash equivalents as follows (in millions):

Cash proceeds from the Transaction	$1,553
Estimated taxes and transaction and closing costs	(444)
Net cash proceeds from the Transaction	1,109
Retirement of 5.125% Notes and advanced amortization payment on Term Loan Facility	(801)
Net impact on Cash and cash equivalents	$308

The Cash proceeds from the Transaction are subject to certain adjustments for indebtedness, cash and working capital of ServiceMaster Brands at the closing of the Transaction. The Company has assumed that all estimated taxes and transaction costs are paid as of June 30, 2020. Estimated taxes have been calculated using an estimated tax rate of 28 percent. The estimated tax rate is subject to change.

(D)	Adjustment reflects the retirement of the $750 million outstanding 5.125% Notes, to be retired using proceeds from the Transaction, and an advanced amortization payment of $51 million on the Company’s Term Loan Facility. The advanced amortization payment was made in connection with a September 30, 2020 amendment to the credit agreement that permits proceeds from the Transaction to be used to retire subordinated debt or for shareholder returns. The Company announced that intends to retire all $750 million of its existing 5.125% high yield bonds on or about November 15, 2020. In conjunction with the retirement, the Company will pay a prepayment penalty of 2.563%. No adjustment has been made for any gain or loss on extinguishment of debt as it will not have a continuing impact on the Company’s future results.

(E)	Adjustment reflects the net change in interest expense as if the retirement of the 5.125% Notes and advanced amortization payment on the Term Loan Facility, respectively, had been made on January 1, 2019, and the associated impact on the Provision for income taxes using an estimated tax rate of 26 percent. The estimated tax rate is subject to change.

(F)	Adjustment reflects the estimated deferred tax assets and liabilities attributable to ServiceMaster Brands that will reverse in the Transaction. The tax impact of the Transaction is still being analyzed and has not been finalized; as such, the deferred tax adjustment may differ from the results reflected herein.

2. Transition Services Agreement and Sublease

In connection with the Transaction, the Company and Roark entered into a transition services agreement whereby the Company will provide certain post-closing services to Roark and ServiceMaster Brands related to the business of ServiceMaster Brands. The Company and Roark also entered into a sublease agreement whereby ServiceMaster Brands will sublease a portion of the Company’s headquarters in Memphis, Tennessee. No pro forma adjustments have been made in association with these agreements as the post-closing services will not have a continuing impact on Company’s future results and the sublease income is not considered material.